Exhibit 99.1

NextPlay’s NextFintech Division Receives Commitment for $15 Million Strategic Investment; Pre-Money Valuation for NextFintech Set at $150 Million

SUNRISE, FL, October 20, 2022 - NextPlay Technologies, Inc. (Nasdaq: NXTP), a digital native ecosystem for finance, digital advertisers, and video gamers, announced today that it has entered into a binding commitment for a $15 million strategic investment into its NextFintech Division from an institutional investor. This investment commitment consists of the purchase of shares of common stock in NextFintech at a pre-money valuation of $150 million for NextFintech, warrants to purchase shares in NextPlay beneficially owned by NextBank and an option to convert said NextFintech shares into up to an 18.8% equity interest in NextBank.

NextPlay’s NextFintech Division is comprised of NextBank International, an online bank operating in Puerto Rico and serving primarily international clients; NextShield, digital insurance and re-insurance operations expected to launch in 2023; and Longroot, a digital asset portal operating in Thailand.

“In spite of the challenging market conditions, we see immediate growth and profitability potential in our NextFintech division, which has been configured to serve overseas markets,” stated Nithinan Boonyawattanapisut, NextPlay’s principal executive officer. “Over the next 6 months, we will focus our resources on achieving group profitability via the NextFintech division. Concurrently, our HotPlay division is working on partnership deals and preparing for commercial launch of our in-game advertising platform from which is expected to start generating revenue next year. This potential financing, combined with our recent news of an up to $200,000,000 revolving credit facility at our NextBank, are remarkable achievements in these poor capital market conditions, and I laud the NextFintech division management team. We look forward to very near-term expansion in NextBank from a B2B model, serving corporations and family offices to a B2C model, by mid next year, which will allow us to take another significant leap in terms of growth at scale.

Further commenting on the strategic and timely funding commitment, Todd Bonner, chairman of the board of directors of NextPlay and head of the company’s NextFintech division stated: “The world of Fintech is undergoing massive change and enterprises need to adapt to remain competitive. We are seeing tremendous interest from companies, family offices and high-networth individuals seeking a fundamental shift from legacy banking and financial management to a more integrated, online, and digital approach including new-generation asset design and management, relevant on-demand insurance protection, and rapidly deployed, tailored loan availability. Partners on the lending and distribution side are reaching out to NextFintech. This is an exciting time in our NextPlay and NextFintech evolution and in this turmoil, we see great opportunity.”

Further details regarding the commitment for a strategic investment into NextPlay’s NextFintech can be found in the accompanying Current Report on Form 8-K filed with the Securities and Exchange Commission on October 20, 2022, available at www.sec.gov and in the Investors section of the company’s website.

The information contained in this press release shall not constitute an offer to sell or the solicitation of an offer to buy the shares of the Company or its subsidiaries’ securities discussed herein, nor shall there be any offer, solicitation or sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

About NextPlay Technologies

NextPlay Technologies, Inc. (Nasdaq: NXTP) is a technology solutions company offering games, in-game advertising, digital banking, and crypto-banking services to consumers and corporations within a growing worldwide digital ecosystem. NextPlay’s engaging products and services utilize innovative AdTech, Artificial Intelligence and Fintech solutions to leverage the strengths and channels of its existing and acquired technologies. For more information about NextPlay Technologies, visit www.nextplaytechnologies.com and follow us on Twitter @NextPlayTech and LinkedIn.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of, and within the safe harbor provided by the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements give our current expectations, opinions, belief or forecasts of future events and performance. A statement identified by the use of forward-looking words including “will,” “may,” “expects,” “projects,” “anticipates,” “plans,” “believes,” “estimate,” “should,” and certain of the other foregoing statements may be deemed forward-looking statements. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, these statements involve risks and uncertainties that may cause actual future activities and results to be materially different from those suggested or described in this news release. Factors that may cause such a difference include risks and uncertainties including, and not limited to, our ability to consummate the NextFintech strategic investment and receive such gross proceeds; our need for additional capital which may not be available on commercially acceptable terms, if at all, which raises questions about our ability to continue as a going concern; current regulation governing digital currency activity is often unclear and is evolving; the future development and growth of digital currencies are subject to a variety of factors that are difficult to predict and evaluate, many of which are out of our control; the value of digital currency is volatile; amounts owed to us by third parties which may not be paid timely, if at all; certain amounts we owe under outstanding indebtedness, which are secured by substantially all of our assets and penalties we may incur in connection therewith; the fact that we have significant indebtedness, which could adversely affect our business and financial condition; uncertainty and illiquidity in credit and capital markets which may impair our ability to obtain credit and financing on acceptable terms and may adversely affect the financial strength of our business partners; the officers and directors of the Company have the ability to exercise significant influence over the Company; stockholders may be diluted significantly through our efforts to obtain financing, satisfy obligations and complete acquisitions through the issuance of additional shares of our common or preferred stock; if we are unable to adapt to changes in technology, our business could be harmed; if we do not adequately protect our intellectual property, our ability to compete could be impaired; our business is susceptible to risks associated with international operations; unfavorable changes in, or interpretations of, government regulations or taxation of the evolving Internet and e-commerce industries, which could harm our operating results; risks associated with the operations of, the business of, and the regulation of, Longroot and NextBank International (formerly IFEB); the market in which we participate being highly competitive, and because of that we may be unable to compete successfully with our current or future competitors; our potential inability to adapt to changes in technology, which could harm our business; the volatility of our stock price; and that we have incurred significant losses to date and require additional capital, which may not be available on commercially acceptable terms, if at all. More information about the risks and uncertainties faced by NextPlay are detailed from time to time in NextPlay’s periodic reports filed with the SEC, including its most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, under the headings “Risk Factors”. These reports are available at www.sec.gov. Other unknown or unpredictable factors also could have material adverse effects on the Company’s future results and/or could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements. Investors are cautioned that any forward-looking statements are not guarantees of future performance and actual results or developments may differ materially from those projected. The forward-looking statements in this press release are made only as of the date hereof. The Company takes no obligation to update or correct its own forward-looking statements, except as required by law, or those prepared by fourth parties that are not paid for by the Company. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

SOURCE: NextPlay Technologies, Inc.

Company Contacts:

NextPlay Technologies, Inc.

Richard Marshall

Director of Corporate Development

Tel: (954) 888-9779

Email: richard.marshall@nextplaytechnologies.com